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                                                                     EXHIBIT 15



                            JOINT FILING AGREEMENT


        The undersigned each agree that (i) the Statement on Schedule 13D, as amended, relating to the Common Stock, $.01 par value, of Sheridan Energy, Inc. has been adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

        EXECUTED as of January 29, 1998


                                        ENRON CAPITAL & TRADE RESOURCES CORP.

                                        By: /s/ PEGGY B. MENCHACA
                                           ------------------------------------
                                        Name:   Peggy B. Menchaca
                                        Title:  Vice President and Secretary


                                        ENRON CORP.

                                        By: /s/ PEGGY B. MENCHACA
                                           ------------------------------------
                                        Name:   Peggy B. Menchaca
                                        Title:  Vice President and Secretary


                                        JEDI HYDROCARBON
                                        INVESTMENTS LIMITED PARTNERSHIP

                                        By:  JEDI Capital L.L.C.,
                                              its general partner

                                        By: /s/ PEGGY B. MENCHACA
                                           ------------------------------------
                                        Name:   Peggy B. Menchaca
                                        Title:  Vice President and Secretary


                                        JOINT ENERGY DEVELOPMENT
                                        INVESTMENTS LIMITED PARTNERSHIP

                                        By:  Enron Capital Management
                                             Limited Partnership,
                                              its general partner

                                        By:  Enron Capital Corp.,
                                              its general partner

                                        By: /s/ PEGGY B. MENCHACA
                                           ------------------------------------
                                        Name:   Peggy B. Menchaca
                                        Title:  Vice President and Secretary